Paycheck Protection Program Loan (Mymd Pharmaceuticals Inc.)	12 Months Ended
Dec. 31, 2020
Mymd Pharmaceuticals Inc. [Member]
Paycheck Protection Program Loan

Note 5—Paycheck Protection Program Loan

On April 16, 2020, the Company received loan proceeds in the amount of approximately $54,000 under the Paycheck Protection Program (“PPP”). The PPP, established as part of the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”), provides for loans to qualifying businesses for amounts up to 2.5 times of the average monthly payroll expenses of the qualifying business. The loans and accrued interest are forgivable as long as the borrower uses the loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and maintains its payroll levels.

The amount of loan forgiveness will be reduced if the borrower terminates employees or reduces salaries during the eight-week period. The unforgiven portion of the PPP loan is payable over two years at an interest rate of 1%, with a deferral of payments through the date that the SBA remits the borrower’s loan forgiveness amount to the lender. The Company intends to use the proceeds for purposes consistent with the PPP. While the Company currently believes that its use of the loan proceeds will meet the conditions for forgiveness of the loan, the Company cannot assure that it will not take actions that could cause the Company to be ineligible for forgiveness of the loan, in whole or in part. Accordingly, the Company has classified the loan proceeds in accordance with the payment terms of the PPP loan agreement.

Presently, the SBA and other government communications have indicated that all loans in excess of $2 million including loans with affiliates will be subject to audit and that those audits could take up to seven years to complete. If the SBA determines that the PPP loan was not properly obtained and/or expenditures supporting forgiveness were not appropriate, the Company will need to repay some or all of the PPP loan.